UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 4, 2018, Amedisys, Inc. (the “Company”) entered into an agreement to repurchase 2,418,304 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), beneficially owned by affiliates of KKR Credit Advisors (US) LLC (“KKR”) in a private transaction at a price per share equal to $73.96, for an aggregate purchase price of approximately $178,857,763.84 (the “Share Repurchase Agreement”). This represents a 4% discount to the closing price of $77.04 of the Company’s Common Stock at the close of business on June 4, 2018. The repurchase of the shares of Common Stock pursuant to the Share Repurchase Agreement closed on June 4, 2018. Additionally, KKR agreed to maintain its presence on the Amedisys Board of Directors for at least twelve months following the transaction. Nathaniel M. Zilkha, a director of the Company, is a Member of KKR Management LLC, which is the general partner of KKR & Co. L.P. The Share Repurchase Agreement contains customary representations, warranties and covenants of the parties. A special transaction committee of the Board of Directors of the Company, comprised solely of independent directors not affiliated with KKR, approved the Share Repurchase Agreement.

A copy of the Share Repurchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference as though it were fully set forth herein. The foregoing description of the Share Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1 to this Current Report on Form 8-K.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 7 - REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On June 4, 2018, the Company issued a press release announcing that it entered into the Share Repurchase Agreement with KKR, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Share Repurchase Agreement, dated June 4, 2018

99.1	Press Release, dated June 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow President and Chief Executive Officer

DATE: June 4, 2018